UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 2, 2012
Date of Report (Date of earliest event reported)

MGP Ingredients, Inc.
(Exact Name of Registrant as Specified in its Charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Cray Business Plaza 100 Commercial Street Box 130 Atchison, Kansas 66002
(Address of Principal Executive Offices)(Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Items.

On March 2, 2012, MGP Ingredients, Inc. (the “Company”) learned that its financial printer made an unauthorized EDGAR filing in the Company’s name.  The unauthorized Form 8-K/A filing includes certain financial and pro forma information which may be inaccurate or incomplete regarding the distillery business of Lawrenceburg Distillers Indiana, LLC, the acquisition of which business the Company disclosed in a Current Report on Form 8-K on December 28, 2011.  The Company has requested that the Securities and Exchange Commission (“SEC”) remove the unauthorized filing from EDGAR.  The Company intends to file the required information on Form 8-K/A within the time period contemplated by Item 9.01 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC. (Registrant)

March 2, 2012	By:	/s/ Don Tracy
Don Tracy, Chief Financial Officer